Exhibit 10-24

ROCHESTER GAS AND ELECTRIC CORPORATION

SUPPLEMENTAL RETIREMENT BENEFIT PROGRAM

Amendment No. 3

          The Rochester Gas and Electric Corporation Supplemental Retirement Benefit Program, effective as of July 1, 1999, as subsequently amended by the First and Second Amendments thereto (the "Plan"), is hereby further amended as follows effective as of January 1, 2003:

1.     Section 1.7 (Employee) is amended by adding the following paragraph to the end thereof:

"On or after January 1, 2003, "Employee" means an Employee of a Participating Company who was a participant in the Plan on December 31, 2002 (listed in Appendix D), and the Plan shall be closed to any new participants thereafter."

2.     Appendix D is created as follows:

"Appendix D

The following employees are designated as participants in the Plan:

Linda Saalman

Clifton Olson

Frank Marticelli

Laurie King-Pirchner

Robert Hobday

Louis Bellina

Stephen Wright

Sharon Mangione

Michael Bovalino

Charles Cookson

Thomas Richards

Jeffrey Clark

Robert Popp

B Timothy Browne

Stephen Smythe

Douglas Mandelaro

Mark Keogh

Christian Modesti

David Heiligman

William Thomas

[The social security numbers of the participants have been withheld for privacy considerations.]

Thomas O'Connor

Dennis Grandjean

John Hauber

Samuel Bonacci

Charles Keele

John Hamilton

Kathleen Spellane

Steven Adams

Jessica Raines

Richard Marchionda

Paul Ruganis

Michael Whitcraft

Michael Tomaino

William Reddy

John Connell

Joseph Widay

Robert Bergin

John Smith

Joseph Syta

Robert Read

David Irish

James Powers

James Distefano

Richard Watts

Gerard Walter

Thomas Marlow

Joseph Fornieri

Mark Marini

Robert Mecredy

Paul Wilkens

Thomas Fogg

[The social security numbers of the participants have been withheld for privacy considerations.]

3. Except as hereinabove modified and amended, the Plan, as amended, shall remain in full force and effect.

          IN WITNESS WHEREOF OF THE ADOPTION OF THIS THIRD AMENDMENT, Rochester Gas and Electric Corporation hereby executes this Third Amendment this 14th day of August, 2003.

ROCHESTER GAS AND ELECTRIC CORPORATION
/s/Amy J. Fleischman Witness	By: /s/Joseph J. Syta Joseph J. Syta Controller and Treasurer